INFORMATION STATEMENT

REGARDING SUBADVISER

CHANGES TO THE

USAA EXTENDED MARKET INDEX FUND

The USAA Mutual Funds Trust's Board of Trustees (the Board) recently approved BNY Mellon Asset Management North America (BNYM AMNA) (previously Mellon Capital Management Corporation) as a new subadviser for the USAA Extended Market Index Fund (the Fund) with the change taking effect on February 26, 2018. In 2002, the U.S. Securities and Exchange Commission (SEC) granted an order that permits USAA Asset Management Company (AMCO) to change or add subadvisers for a Fund without first calling a special shareholders meeting and obtaining shareholder approval (the Order). One of the conditions of the Order requires AMCO, within 90 days of the hiring of any new subadviser, to furnish the Fund's shareholders all the information that would have been included in a proxy statement. This statement provides such information regarding the hiring of BNYM AMNA. This Information Statement is first being delivered to shareholders on or about May 24, 2018.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INVESTMENT SUBADVISORY AGREEMENT

BETWEEN AMCO AND BNYM AMNA.

WHAT WAS THE PROCESS THAT LED TO BNYM AMNA BECOMING A NEW SUBADVISER TO THE FUND?

The Fund was previously a feeder fund in a master-feeder structure; it invested all its investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (Master Fund), which was a separate registered mutual fund advised by BlackRock Advisors, LLC, with a substantially similar investment objective as the Fund. At an in-person meeting held on September 22, 2017 (September Meeting), the Board determined it would be in the best interest of the Fund's shareholders to withdraw its investment in the Master Fund and invest directly in the securities comprising the Fund's benchmark index. AMCO assessed the options available to the Fund, identified several firms in the business of managing funds with objectives similar to that of the Fund and solicited proposals from those firms. After reviewing the proposals, AMCO concluded that engaging BNYM AMNA was in the best interests of the Fund and recommended that the Fund's Board approve entering into an investment subadvisory agreement with BNYM AMNA with respect to the Fund (Subadvisory Agreement). At the September Meeting, after considering, among other things, BNYM AMNA's capabilities and reviewing the terms of the Subadvisory Agreement, the Board approved the new Subadvisory Agreement.

WHAT ARE THE KEY PROVISIONS OF THE SUBADVISORY AGREEMENT?

Under the Subadvisory Agreement, AMCO will employ BNYM AMNA to manage the day-to-day investment of the Fund's assets consistent with the Fund's investment objective, policies, and restrictions. Subject to supervision and monitoring by AMCO, and the oversight of the Fund's Board, BNYM AMNA will be responsible for, among other things, determining what portfolio securities to purchase, hold, or sell with respect to the portion of the Fund allocated to it, placing all orders for the purchase and sale of those portfolio securities, and selecting the appropriate broker or dealer to execute any purchase or sale transactions. In addition, BNYM AMNA is responsible for obtaining a license from S&P Dow Jones Indices to track the Fund's benchmark, the Dow Jones Total Stock Market US Completion Index; provided that AMCO shall obtain any additional necessary licensing from the benchmark provider permitting retail distribution.

The Subadvisory Agreement requires that, in the performance of its duties, BNYM AMNA acts in the best interests of the Fund and complies with: (i) applicable laws and regulations, including, but not limited to, the Investment Company Act of 1940, as amended (1940 Act), and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each; (ii) the terms of the Subadvisory Agreement; (iii) the stated investment objective, policies, and restrictions of the Fund; (iv) the Trust's compliance procedures and other policies, procedures, or guidelines; (v) the provisions of the Internal Revenue Code of 1986, as amended (Code); and (vi) the written instructions of AMCO.

When selecting the appropriate broker or dealer to execute purchase or sale transactions, the Subadvisory Agreement requires BNYM AMNA use its best efforts to obtain the best execution available. BNYM AMNA is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services. The Subadvisory Agreement also permits BNYM AMNA to engage in the aggregation of portfolio trading with other clients, or to engage in cross transactions (buying or selling portfolio securities that another client of BNYM AMNA is selling or buying, respectively), when BNYM AMNA deems such transactions to be in the best interest of the Fund and when such practices are permitted by applicable laws and regulations. The Subadvisory Agreement permits BNYM AMNA to effect portfolio transactions through brokers and dealers that are affiliated persons of AMCO or BNYM AMNA where such a transaction is permitted by Section 11(a) of the Securities Exchange Act of 1934. BNYM AMNA may direct portfolio transactions for the Fund to a broker or dealer that is affiliated with BNYM AMNA only as permitted by the 1940 Act, and may not direct portfolio transactions to brokers or dealers affiliated with AMCO without written permission from AMCO.

The Subadvisory Agreement also provides that BNYM AMNA is responsible for its own expenses pertaining to personnel, facilities, equipment, bookkeeping, and other services necessary for the efficient performance of its duties. BNYM AMNA is required to provide reasonable assistance to AMCO regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act, although AMCO is responsible for final pricing determinations and calculations. BNYM AMNA also is required to provide AMCO with periodic compliance reports relating to its duties under the Subadvisory Agreements.

Under the Subadvisory Agreement, BNYM AMNA shall be held liable for any losses, claims, damages, liabilities or litigation to which the Trust, the Fund, AMCO, or an affiliate thereof may become subject under applicable law arising out of (i) any negligence, willful misconduct, bad faith, or reckless disregard by BNYM AMNA in the performance of any of its duties under the Subadvisory Agreement, or (ii) any untrue statements of material fact or material omissions in the Fund's registration statement or other materials if the statement or omission was made in reliance on information furnished in writing by BNYM AMNA. BNYM AMNA is required, under the Subadvisory Agreement, to indemnify the Trust, the Fund, AMCO, and its affiliates for any such losses, claims, damages, liabilities or litigation. The Subadvisory Agreement also contains similar provisions pursuant to which AMCO is required to indemnify BNYM AMNA for any liability and expenses that may be sustained by BNYM AMNA as a result of AMCO's negligence, willful misconduct, bad faith, or reckless disregard in the performance of any of its duties or obligations.

AMCO, and not the Fund, will be responsible for paying all fees charged by BNYM AMNA for these subadvisory services (the fees AMCO will pay are described in more detail in the sections "What Will AMCO Pay BNYM AMNA for its Subadvisory Services?" below).

WHEN DID THE INVESTMENT SUBADVISORY AGREEMENT TAKE EFFECT AND UNDER WHAT CIRCUMSTANCES MAY IT BE TERMINATED?

The Subadvisory Agreement took effect on September 25, 2017, and will remain in effect for an initial two-year period ending on September 24, 2019. Thereafter, the Subadvisory Agreement may be continued for successive years, provided that it is specifically approved at least annually by a vote of a majority of the Board members who are not "interested persons," as that term is defined in Section 2(a)(19) of the 1940 Act, of the Fund (Independent Board Members) and by a majority of all Board members at an in-person meeting. The Fund may terminate the Subadvisory Agreement, without penalty, by a vote of a majority of the Independent Board Members or by vote of a majority of the Fund's outstanding shares, without penalty, by providing written notice to AMCO and BNYM AMNA. AMCO may at any time terminate the Subadvisory Agreement, without penalty, by written notice to BNYM AMNA. BNYM AMNA may terminate the Subadvisory Agreement, without penalty, by not less than 90 days' written notice to AMCO. The Subadvisory Agreement automatically will terminate without penalty in the event of its "assignment" as that term is defined in the 1940 Act.

WILL THE FUND'S TOTAL EXPENSES CHANGE AS A RESULT OF THE SUBADVISORY AGREEMENT WITH BNYM AMNA?

No, the Subadvisory Agreement will not affect the Fund's total expense ratio. AMCO (not the Fund) pays a fee to BNYM AMNA for services under the Subadvisory Agreement.

WILL THE FUND'S INVESTMENT OBJECTIVE OR INVEST- MENT STRATEGIES CHANGE AS A RESULT OF THE SUBADVISORY AGREEMENT WITH BNYM AMNA?

The Fund's investment objective will remain the same. However, BNYM AMNA is expected to realign the portion of the Fund's portfolio that it will advise to reflect its proprietary investment techniques. As a result, during the transition period, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

WHAT INFORMATION DID THE BOARD CONSIDER PRIOR TO APPROVING THE SUBADVISORY AGREEMENT WITH BNYM AMNA?

At the September Meeting, the Board, including the Independent Board Members, approved the Subadvisory Agreement with BNYM AMNA. In advance of the meeting, the Board received and considered a variety of information relating to the Subadvisory Agreement and BNYM AMNA, and had the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) the experience and qualifications of BNYM AMNA and the individuals at the company who would be responsible for providing investment management services for the Fund; (ii) the fees to be paid to BNYM AMNA; and (iii) performance and tracking error information of a collective investment trust managed by BNYM AMNA pursuant to a similar strategy over various time periods. Prior to voting, the Independent Board Members reviewed the proposed Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Subadvisory Agreement. The Independent Board Members also reviewed the proposed Subadvisory Agreement in private sessions with their counsel at which no representatives of management were present.

In approving the Fund's Subadvisory Agreement with BNYM AMNA, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Fund by BNYM AMNA, including the personnel that will be providing services; (ii) compensation and any other benefits that will be derived from the subadvisory relationship by BNYM AMNA; (iii) performance and tracking error of an account with a similar strategy to the Fund currently managed by BNYM AMNA; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. In considering the Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Independent Board Member may have attributed different weights to various factors. Throughout their deliberations, the Independent Board Members were represented and assisted by independent counsel.

Nature, Extent, and Quality of Services To Be Provided; Investment Personnel. In considering the nature, extent and quality of the services to be provided by BNYM AMNA, the Board reviewed information provided by BNYM AMNA relating to its operations and management. The Board considered BNYM AMNA's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund and BNYM AMNA's level of staffing. The Board reviewed information regarding BNYM AMNA's brokerage practices. The Board also considered BNYM AMNA's regulatory and compliance history. The Board also took into account BNYM AMNA's risk management and cybersecurity processes. The Board noted that AMCO's monitoring processes of BNYM AMNA would include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) periodic due diligence reviews of BNYM AMNA.

Subadviser Compensation. The Board also took into consideration the financial condition of BNYM AMNA. In considering the cost of services to be provided by BNYM AMNA and the profitability to BNYM AMNA of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement would be paid by AMCO. The Board also relied on the ability of AMCO to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. Because subadvisory fees are paid by AMCO and not by the Fund, the Board determined that the costs of the services to be provided by BNYM AMNA and the profitability of BNYM AMNA were not a material factor in its deliberations with respect to the approval of the Subadvisory Agreement. For similar reasons, the Board also concluded that the potential for economies of scale in BNYM AMNA's management of the Fund were not a material factor in approving the Subadvisory Agreement, although the Board noted that the proposed subadvisory fee contains breakpoints.

Subadvisory Fees and Fund Performance. The Board took into consideration that prior to its conversion from a feeder fund in a master-feeder structure, AMCO did not receive an advisory fee from the Fund, and that the Board had approved a 0.10% advisory fee to be paid by the Fund after the conversion. The Board considered that the Fund will pay a management fee to AMCO and that, in turn, AMCO will pay a subadvisory fee to BNYM AMNA. The Board noted AMCO's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of other subadvisors in the Fund complex. The Board also reviewed the historical performance and tracking error of a collective investment trust managed by BNYM AMNA pursuant to market completion indexing strategy similar that of the Fund. The Board noted that the tracking error for the collective investment trust was at or below 0.06 basis points over 1-, 3-, and 5-year periods.

Conclusion. The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) BNYM AMNA is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) BNYM AMNA maintains an appropriate compliance program; (iii) the performance and tracking error of comparable investment products managed by BNYM AMNA are reasonable in relation to those of similar funds and to the services to be provided by BNYM AMNA. Based in its conclusions, the Board determined that approval of the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. As a result the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement with

BNYM AMNA.

WHAT GENERAL INFORMATION IS AVAILABLE ABOUT BNYM AMNA?

BNYM AMNA is located at 50 Fremont, Suite 3900, San Francisco, CA 94105. BNYM AMNA is an investment adviser registered under the Investment Advisers Act of 1940.

On January 31, 2018, The Boston Company Asset Management LLC ("TBCAM"), a limited liability company organized under the laws of the Commonwealth of Massachusetts, and Standish Mellon Asset Management Company LLC ("Standish"), a limited liability company organized under the laws of the state of Delaware, merged into Mellon Capital (the "Reorganization"), and Mellon Capital was renamed BNY Mellon Asset Management North America Corporation. BNY Mellon Asset Management North America Corporation ("BNYM AMNA") is a corporation organized under the laws of the state of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon Corp."). Each of Mellon Capital, Standish and TBCAM were indirect subsidiaries of BNY Mellon Corp. BNYM AMNA is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF BNYM AMNA?

The names and principal occupations of the current directors and principal executive officers of BNYM AMNA are set forth as follows:

Director/Officer	Principal Occupation	Office Location

Des Mac Intyre	Chairman & CEO	1 Boston Place
Boston, MA 02108
Adam Joffe	Chief Business Officer	1 Boston Place
Boston, MA 02108
David Leduc	Active Fixed Income	1 Boston Place
	CIO	Boston, MA 02108
Michael Germano	Head of Strategy	1 Boston Place
Boston, MA 02108
Alex Over	Global Head of	1 Boston Place
	Distribution	Boston, MA 02108
50 Fremont, Suite 3900,
Jeff Zhang	Multi-Asset, Index	San Francisco,
	and Multi-Factor CIO	CA 94105
50 Fremont, Suite 3900,
Linda Lillard	Chief Operating	San Francisco,
	Officer	CA 94105
David Daglio	Active Equity CIO	1 Boston Place
Boston, MA 02108

DOES BNYM AMNA OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUND?

No.

WHAT WILL AMCO PAY BNYM AMNA FOR ITS SUBADVISORY SERVICES?

BNYM AMNA will charge AMCO 2 basis points on the first $500 million of assets under management, 1.5 basis points on next $500 million of assets, and 1 basis point over $1 billion of assets.

DOES BNYM AMNA ACT AS ADVISER FOR SIMILAR FUNDS?

No.

NAME AND ADDRESS OF

THE FUND'S INVESTMENT ADVISER,

PRINCIPAL UNDERWRITER, AND ADMINISTRATOR

AMCO, located at 9800 Fredericksburg Road, San Antonio, TX 78288, is the Fund's investment adviser and administrator. USAA Investment Management Company, located at 9800 Fredericksburg Road, San Antonio, TX 78288, is the Fund's principal underwriter.

SHARES OWNED

As of April 30, 2018, there were 39,623,998 shares of the Fund outstanding. The following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated:

Title of	Name of Address of	Percent
Class	Record Owner	of Class

Extended	National Financial	32.53%
Market	499 Washington Blvd
Index Fund	Jersey City, NJ 07310
Shares

FINANCIAL INFORMATION

THE FUND, WITHOUT CHARGE, WILL FURNISH TO YOU UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUEST MAY BE DIRECTED TO USAA ASSET MANAGEMENT COMPANY, 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR

(800) 531-8722.

HOUSEHOLDING

Each household will receive a single copy of this Information Statement even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an individual copy of this Information Statement, please call us toll free at (800) 531-USAA (8722) or contact us at 9800 Fredericksburg Road, San Antonio, Texas 78288, and we will send you an individual copy.

Exhibit A

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 25th day of September, 2017, (the Effective Date) between USAA ASSET MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (AMCO) and Mellon Capital Management Corporation, a Corporation organized under the laws of the state of Delaware and having its principal place of business in California (Subadviser).

WHEREAS, AMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), AMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

WHEREAS, AMCO wishes to retain Subadviser to render investment advisory services to such Funds (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and AMCO upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. AMCO hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or AMCO in any way or otherwise be deemed an agent of the Trust or AMCO except as expressly authorized in this Agreement or another writing by the Trust, AMCO and

Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of AMCO and the Trust's Board of Trustees (the Board), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by AMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that AMCO has the right to allocate and reallocate such assets to a Fund Account at any time. AMCO shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to AMCO, and any affected Prospectus and SAI should be amended by AMCO and the Fund accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by AMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from AMCO.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or AMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of AMCO. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. AMCO shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By- Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. AMCO shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker- dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to seek for the Fund Accounts the best execution available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to seek the best execution available, Subadviser, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange Act), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker- dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or AMCO may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Subadviser is authorized and empowered to include derivatives in the Fund Accounts to the extent permitted and consistent with the Funds' Prospectus and SAI. AMCO will execute or direct Subadviser (in a written form acceptable to Subadviser) to execute a derivatives agreement with the selected counterparties, and (ii) perform any actions as may be required under any laws applicable to the Fund. The Fund will be bound by the terms of the agreements and protocols authorized by this Section.

Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by Subadviser for the Accounts on behalf of the Trust.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and AMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and AMCO.

Notwithstanding the foregoing, Subadviser agrees that AMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with AMCO. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of AMCO to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the SEC)) of Subadviser, except as permitted under the 1940 Act. AMCO agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with AMCO or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. In addition, Subadviser shall obtain a license from S&P Dow Jones Indices to track the Fund's benchmark, the Dow Jones Total Stock Market US Completion Index; provided that AMCO shall obtain any additional necessary licensing from the benchmark provider permitting retail distribution. However, Subadviser shall not be obligated to pay any expenses of AMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to AMCO regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that AMCO is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist AMCO in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify AMCO immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and AMCO such periodic and special reports as the Board and AMCO may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and AMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and AMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f)Audit. AMCO and its representatives shall have the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit. In the event of such an audit, Subadviser, at its expense, shall comply with the reasonable requests of AMCO and its representatives and provide access to all books, records and accounts necessary to the audit. If AMCO identifies a material weakness or significant deficiency relating to the services provided by Subadviser, AMCO will promptly communicate the nature of the material weakness or significant deficiency identified, and Subadviser shall communicate to AMCO the planned corrective action, the timing to complete remediation, and confirmation upon completion of the corrective action.

(g)Compliance Matters. Subadviser, at its expense, will provide reasonable assistance to AMCO in the preparation of any regulatory filings and required disclosures relating to any of the Fund Accounts, as requested by AMCO from time to time, and will provide AMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall (i) cooperate with and provide reasonable assistance to AMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and AMCO, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and AMCO, (iii) provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Subadviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or AMCO any such records (or copies of such records) upon the Fund's or AMCO's request; and

(iii)it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies; Litigation; Class Actions. AMCO will vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with AMCO's proxy voting guidelines. Subadviser will have no obligation to initiate or take any other action on behalf of the Fund or AMCO in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Fund Accounts or any other matter. Subadviser will not file proofs of claims relating to the securities comprising the Fund Accounts or any other matter and will not notify the Fund, AMCO, or the Custodian of class action settlements or bankruptcies relating to the assets of the Fund Accounts. Upon the request of AMCO, Subadviser will provide reasonable assistance with respect to class actions and the preparation of proofs of claims.

(j)Security. Subadviser shall protect against unauthorized access to or use of shareholder information that could result in substantial harm or inconvenience to any shareholder. Subadviser agrees to notify AMCO as soon as possible of any information security breach or acquisition of shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information. In addition, Subadviser shall maintain a comprehensive disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and shall provide a copy of such plan upon request by AMCO. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall provide reports containing such testing results to AMCO.

3.Advisory Fee. AMCO shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. AMCO (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to AMCO that

(i) the retention of Subadviser by AMCO as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to AMCO, and, with respect to such persons, Subadviser shall furnish to AMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify AMCO of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided AMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to AMCO at least annually; (ix) Subadviser will notify AMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser responsible for the management of the Fund Account, in each case prior to or promptly after, such change; (x) Subadviser takes appropriate measures to comply with section 501(b) of the Gramm-Leach-Bliley Act and other laws and regulations applicable to the security and confidentiality of nonpublic personal information; (xi) Subadviser takes appropriate measures to meet the Federal Financial Institutions Examination Council's information security guidelines applicable to customer information; and (xii) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)AMCO. AMCO represents and warrants to Subadviser that (i) the retention of Subadviser by AMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and AMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or AMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and AMCO and when executed and delivered by AMCO will be a legal, valid and binding obligation of the Trust and AMCO, enforceable against the Trust and AMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) AMCO is registered as an investment adviser under the Advisers Act; (v) AMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that AMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) AMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) AMCO will promptly notify Subadviser of the occurrence of any event that would disqualify AMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) AMCO and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund; (ix) AMCO is exempt or excluded from registering as a commodity pool operator or commodity trading adviser under the Commodity Exchange Act with respect to the Fund and is not required to be a member of the National Futures Association because it does not engage in activity that requires such registration or membership; (x) each Fund is a "qualified eligible person" and AMCO consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC; and

(xi)AMCO acknowledges receipt of Part 2A of Subadviser's Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all direct losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, AMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, AMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to AMCO or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the AMCO Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)AMCO. AMCO shall be liable for any and all direct losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by AMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to AMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to AMCO or the Trust. AMCO shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is AMCO's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

(c)Indirect Damages. Neither party shall be responsible to the other party for indirect, special, or consequential damages arising out of this Agreement.

(d)Force Majeure. Notwithstanding anything in this Agreement to the contrary contained herein, Subadviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Fund Accounts resulting from any event beyond the reasonable control of the Subadviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Fund Accounts property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, AMCO, or Subadviser (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to AMCO and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)AMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to AMCO.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from AMCO, Subadviser shall, at the reasonable request of AMCO, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by AMCO. Any notice of termination served on Subadviser by AMCO shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of AMCO delegated to Subadviser under this Agreement automatically shall revert to AMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.Services Not Exclusive. The services of Subadviser to AMCO in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that AMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or AMCO itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice, afford AMCO at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish AMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide AMCO with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), including all shareholder information, shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing,

(i) no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that Subadviser shall notify AMCO of such regulatory or ordinary course request, prior to the provision of such information so as to allow AMCO to respond appropriately; and (ii) each party shall be permitted to disclose confidential information received hereunder as necessary to (i) broker-dealers, for the purpose of efficient trading and receipt of relevant research, and (ii) attorneys, auditors, and other service providers who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or agreement.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from AMCO, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and any other laws and regulations applicable to customer nonpublic personal information, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of AMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose AMCO's and the Fund's name in marketing materials as part of a representative client list. AMCO may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e)Notifications. Subadviser agrees that it will promptly notify AMCO in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide AMCO a certificate from its insurance provider evidencing coverage. Subadviser shall provide prior written notice to AMCO of any material changes in its insurance policies or insurance coverage.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may not subcontract or delegate all or any part of the services to any other entity, including any entity affiliated with it, without written permission from AMCO. Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to AMCO hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

AMCO:	USAA Asset Management Company
9800 Fredericksburg Road, A-O3-W
San Antonio, Texas 78288
Attention: FASG Counsel
Subadviser:	Mellon Capital Management Corporation
50 Fremont, Suite 3900
San Francisco, California 94105
Attn: Client Service USAA

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, AMCO and MELLON CAPITAL MANAGEMENT CORPORATION have caused this Agreement to be executed as of the date first set forth above.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

USAA ASSET MANAGEMENT COMPANY

By: /s/ Anthony D'Angelo

Name: Anthony D'Angelo

Title: Senior Supply Chain Manager, Authorized Signature

MELLON CAPITAL MANAGEMENT CORPORATION

By: /s/ Rose Huening-Clark

Name: Rose Huening-Clark

Title: Managing Director

SCHEDULE A

USAA EXTENDED MARKET INDEX FUND

SCHEDULE B

FEES

Assets Under Management	Per Annum Fee

First $500 million	2 basis points

Next $500 million	1.5 basis points

Over $1 billion	1 basis point

98942-0518

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